UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 27, 2016

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OSI SYSTEMS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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DELAWARE	000-23125	330238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)
12525 CHADRON AVENUE HAWTHORNE, CA 90250
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 978-0516
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

We are filing this Current Report on Form 8-K/A to amend our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 2016, which included a press release attached thereto as Exhibit 99.1. The press release contained two typos in the revenues by segment information. The corrected press release is attached hereto as Exhibit 99.1.

We are furnishing the information contained in this Item 2.02 (including Exhibit 99.1). It shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit 99.1: Corrected Press Release of OSI Systems, Inc. dated January 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI SYSTEMS, INC.
Date:	January 27, 2016

		By:	/s/ Alan Edrick
Alan Edrick
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Corrected Press Release of OSI Systems, Inc. dated January 27, 2016.